UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: xxx

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

GenCorp Inc. (the “Company”) held its 2014 annual meeting of shareholders (the “Annual Meeting”) on March 20, 2014 at Omni Berkshire Place, 21 East 52nd Street, New York, New York. At the Annual Meeting, the Company’s shareholders were asked to vote upon:

1.
The election of eight directors to the Company’s Board of Directors to serve until the 2015 annual meeting of shareholders. The nominees for election were Thomas A. Corcoran, James R. Henderson, Warren G. Lichtenstein, David A. Lorber, Merrill A. McPeak, James H. Perry, Scott J. Seymour and Martin Turchin;

2.	The reincorporation of the Company from the State of Ohio to the State of Delaware;

3.	An advisory vote to approve a resolution to approve executive compensation; and

4.
The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending November 30, 2014.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 55,392,504 shares of the 61,288,298 shares of the Company’s common stock entitled to vote, were as follows:

1.
The election of each of Messrs. Corcoran, Henderson, Lichtenstein, Lorber, McPeak, Perry, Seymour and Turchin as directors of the Company to serve until the 2015 annual meeting of shareholders, and until his successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	49,450,051	1,283,120	5,199,333
James R. Henderson	49,376,935	1,356,236	5,199,333
Warren G. Lichtenstein	48,603,512	2,129,659	5,199,333
David A. Lorber	49,545,856	1,187,315	5,199,333
Merrill A. McPeak	47,881,243	2,851,928	5,199,333
James H. Perry	49,472,997	1,260,174	5,199,333
Scott J. Seymour	49,513,403	1,219,768	5,199,333
Martin Turchin	49,427,886	1,305,285	5,199,333

2.	The shareholders approved the reincorporation of the Company from the State of Ohio to the State of Delaware. The voting results were as follows:

For	Against	Withheld	Broker Non-Votes
48,568,965	2,103,139	61,067	5,199,333

3.	The shareholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Withheld	Broker Non-Votes
40,685,579	1,458,472	8,589,120	5,199,333

4.	The shareholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2014. The voting results were as follows:

For	Against	Withheld	Broker Non-Votes
55,162,135	271,847	498,522	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2014	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary